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                                  Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with this report of the Company on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sidney D. Rosenblatt, Executive Vice President and Chief Financial Officer of the Company, hereby certify, based on my knowledge, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Date: March 31, 2003

                                          By: /s/ Sidney D. Rosenblatt
                                              ---------------------------------
                                                  Sidney D. Rosenblatt
                                                  Executive Vice President and
                                                  Chief Financial Officer